UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2019

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Loudon Road, Suite 200, Concord NH	03301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

[ ]	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 25, 2019, hopTo Inc. (“hopTo” or the “Company”) appointed dbbmckennon as the Company’s independent registered public accounting firm. This change in public accounting firm was approved by the Company’s board of directors on April 17, 2019.

During the years ended December 31, 2018 an 2017, and through the date of this report prior to engaging dbbmckennon, the Company has not consulted with dbbmckennon regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that dbbmckennon concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Simultaneously with the appointment of dbbmckennon on April 25, 2019, Marcum LLP (“Marcum”) was dismissed as the independent registered public accounting firm for the Company. The decision to change audit firms from Marcum to dbbmckennon was approved by the Company’s Board of Directors.

The report of Marcum on the consolidated financial statements of the Company for the year ended December 31, 2018, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle; except that the audit report on the financial statements of the Company for the year ended December 31, 2018 contained an explanatory paragraph about a change in accounting principle.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2018 (i) the Company had no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference in connection with its opinion to the subject matter of such disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the Securities & Exchange Commission (“SEC”) and requested that Marcum furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Pursuant to the Company’s request, Marcum has provided the letter attached hereto as Exhibit 16.1.

Exhibit 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP dated May 3, 2019 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, as of May 3, 2019.

hopTo Inc.

By:	/s/ Jonathon R. Skeels
Name:	Jonathon R. Skeels
Title:	Chief Executive Officer